Option No. _____
COALOGIX INC.
2008 STOCK OPTION PLAN

Stock Option Agreement
(Senior Officers)

Name of Participant:
Grant Date:
Number of Shares Subject to Option:
Option Price:	$
Type of Option:	Incentive Option
Date Vesting Begins:	, 20
Expiration Date:	, 20

THIS AGREEMENT (together with Schedule A attached hereto, this "Agreement"), made effective as of the   day of    , 20  (the "Grant Date"), by and between CoaLogix Inc., a Delaware corporation (the "Corporation"), and     , an Employee of the Corporation or an Affiliate (the "Participant").

RECITALS :

In furtherance of the purposes of the CoaLogix Inc. 2008 Stock Option Plan, as amended and restated effective July 29, 2008 and as it may be hereafter amended and/or restated (the "Plan"), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Participant hereby agree as follows:

1. Incorporation of Plan. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously provided to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

2. Grant of Option; Term of Option. The Corporation hereby grants to the Participant, pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of        (  ) shares (the "Shares") of Common Stock, at a purchase price (the "Option Price") of        ($  ) per Share. The Option shall be designated as an Incentive Option. To the extent that the Option is designated as an Incentive Option and such Option does not qualify as an Incentive Option, the Option (or portion thereof) shall be treated as a Nonqualified Option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before     ,          20  (the "Expiration Date") (such term commencing with the Grant Date and ending on the Expiration Date being referred to as the "Option Period").

3. Exercise of Option. The Option shall become exercisable on the date or dates and subject to such conditions set forth in the Plan, this Agreement and Schedule A, which is attached hereto and expressly made a part of this Agreement. To the extent that the Option is exercisable but is not exercised, the Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to the Expiration Date, subject to the terms of the Plan and this Agreement. Upon the exercise of an Option in whole or in part, payment of the Option Price in accordance with the provisions of the Plan and this Agreement, and satisfaction of such other conditions as may be established by the Administrator, the Corporation shall promptly deliver to the Participant a certificate or certificates for the Shares purchased (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Laws). Payment of the Option Price shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made (a) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant; (b) by shares of Common Stock withheld upon exercise but only if and to the extent that payment by such method does not result in accounting consequences deemed unacceptable to the Administrator; (c) with respect only to purchases upon exercise of the Option after a Public Market for Common Stock exists (as determined under the Plan), by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price; (d) by such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or (e) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise in accordance with Plan terms.

4. Effect of Change of Control.

(a) Notwithstanding the other provisions herein, in the event of a Change of Control, the Option, if outstanding as of the date of such Change of Control, shall become fully vested and exercisable, whether or not then otherwise vested and exercisable. In such event, the Administrator may (i) determine that the Option must be exercised, if at all, within a fixed time period (as determined by the Administrator) following or prior to such Change of Control, and/or (ii) determine that the Option shall terminate after such time period, and/or (iii) make other similar determinations regarding the Participant's rights with respect to the Option.

(b) For the purposes herein, a "Change of Control" shall mean the occurrence of any of the following events with respect to the Corporation:

(i) The acquisition of Voting Securities of the Corporation by any person (other than a stockholder of the Corporation on the Effective Date) immediately after which such person has beneficial ownership of more than 50% of the combined voting power (determined on an "as converted" common stock equivalent basis) of the Corporation's then outstanding Voting Securities;

(ii) A merger, consolidation or reorganization involving the Corporation, unless:

(A) the stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power (determined on an "as converted" common stock equivalent basis) of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation"); and

(B) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; or

(iii) The sale or other disposition of all or substantially all of the assets of the Corporation (defined as a sale of assets of the Corporation representing more than 40% of the Fair Market Value of the total assets held by the Corporation) to any person (other than a transfer to a Subsidiary).

(iv) Notwithstanding the foregoing, a Non-Control Acquisition shall not constitute a Change of Control.

Except as provided in Section 4(b)(iii) above, in no event shall a Change of Control of a Subsidiary constitute a Change of Control of the Corporation.

(For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

The Administrator shall have full and final authority, in its discretion, to determine whether a Change of Control of the Corporation has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

5. Termination of Employment. The Option shall not be exercised unless the Participant is, at the time of exercise, an Employee and has been an Employee continuously since the date the Option was granted, subject to the following:

(a) The employment relationship of the Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of the Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have authority to determine whether the Participant has incurred a Disability, and, if applicable, the Participant's Termination Date for any reason.

(b) If the employment of the Participant terminates because of death or Disability, the Option may be exercised only to the extent vested and exercisable on the Participant's Termination Date, and the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (i) the close of the period of six months next succeeding the Termination Date; or (ii) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(c) If the employment of the Participant terminates for any reason other than Disability, death or Cause, the Option may be exercised only to the extent vested and exercisable on the Termination Date, and the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (i) the close of the period of 45 days next succeeding the Termination Date; or (ii) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(d) If the employment of the Participant terminates for Cause, his Option shall lapse and no longer be exercisable as of the Termination Date, as determined by the Administrator. For the purposes of this Agreement, "Cause" shall mean one or more of following acts by the Participant: (i) the Participant's breach of (A) any material provision of the Participant's employment agreement, or (B) any stockholders, confidentiality or noncompetition agreement with the Corporation or any Subsidiary; (ii) any intentional act or intentional omission by the Participant that causes, or is likely to cause, material harm to the Corporation or any Subsidiary or its business reputation; (iii) the Participant's dishonesty, fraud, gross negligence or willful misconduct related to the Participant's performance of his or her duties to the Corporation or any Subsidiary; (iv) the Participant's conviction of, or the Participant's entry of a plea of guilty or no contest to, a felony (other than for motor vehicle offenses the effect of which do not materially impair the Participant's performance of his or her duties), or the Participant's arrest or indictment for a felony or crime of moral turpitude (other than for motor vehicle offenses the effect of which do not materially impair the Participant's performance of his or her duties) related to the Participant's performance of his or her duties; (v) the Participant's repeated use of drugs or alcohol that in the reasonable determination of the Board interferes with the performance by the Participant of his or her duties and that is not cured within forty-five (45) days by the Participant taking action reasonably requested by the Board in writing to address the issue; and (vi) the Participant's willful and continued failure (A) to follow the direction (consistent with the Participant's duties) of the President and Chief Executive Officer of the Corporation, the Board or any other Participant to whom the Participant reports, (B) to perform substantially his or her duties to the Corporation or any Subsidiary or (C) to follow the written policies, procedures and rules of the Corporation or any Subsidiary for which the Participant works, in each case if such failure is not cured within ten (10) days after a written demand is delivered to the Participant by the Board or the President of either the Corporation or the Subsidiary for which the Participant works that specifically identifies the manner in which the Board believes that the Participant has not met his or her obligations hereunder; provided, however, that for purposes of this clause (vi), no act or failure to act on the part of the Participant shall be considered "willful" unless it is done or omitted to be done by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Corporation. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done or omitted to be done by the Participant in good faith and in the best interest of the Corporation. The termination of employment of the Participant shall not be deemed to be for "Cause" unless the Participant is notified prior to such termination of employment that such termination is for Cause. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Option, the Participant's employment or service shall be deemed to have terminated for Cause if, after the Participant's employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(e) No Right or Obligation of Continued Employment or Service. Neither the Plan, the grant of the Option nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as may be determined by the Administrator, all rights of the Participant with respect to the Option shall terminate upon the termination of the Participant's employment or service.

6. Nontransferability of Option. To the extent that the Option is designated as an Incentive Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws or intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. To the extent that the Option is designated as a Nonqualified Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentences, the Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Shares shall be subject to such rights of first refusal, repurchase rights and/or other transfer restrictions as are stated in this Agreement, the Plan, any Stockholders' Agreement and/or any other agreement between the Participant and the Corporation.

7. Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Option, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns. This Agreement does not supersede or amend any Stockholders' Agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, employment agreement, consulting agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements, except that, unless the Administrator determines otherwise, the terms of the Plan and this Agreement shall control with respect to the terms of the Option or any related rights.

8. Representations and Warranties of Participant. The Participant represents and warrants to the Corporation that:

(a) Agrees to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan, this Agreement and the Stockholders' Agreement, and agrees to be bound by their terms and conditions.

(b) Purchase for Own Account for Investment. Any Shares acquired shall be acquired for the Participant's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. The Participant has no present intention of selling or otherwise disposing of all or any portion of the Shares.

(c) Access to Information. The Participant has had access to all information regarding the Corporation and its present and prospective business, assets, liabilities and financial condition that the Participant reasonably considers important in making a decision to acquire the Shares, and the Participant has had ample opportunity to ask questions of, and to receive answers from, the Corporation's representatives concerning such matters and this investment.

(d) Understanding of Risks. The Participant is fully aware of: (i) the speculative nature of, and the financial hazards involved in, an investment in the Shares; (ii) the lack of liquidity of the Shares and the restrictions on the transferability of the Shares; (iii) the qualifications and backgrounds of the management of the Corporation; and (iv) the tax consequences of an investment in the Shares. The Participant is capable of evaluating the merits and risks of this investment, has the ability to protect his own interests in this transaction and is financially capable of bearing a total loss on his investment.

(e) No General Solicitation. At no time was the Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale or purchase of the Shares.

(f) Compliance with Securities Laws. The Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and, notwithstanding any other provision of this Agreement or the Plan to the contrary, the right to acquire any Shares is expressly conditioned upon compliance with all applicable federal and state securities laws. The Participant agrees to cooperate with the Corporation to ensure compliance with such laws.

(g) No Transfer Unless Registered or Exempt. None of the Corporation's securities is presently publicly traded, and the Corporation has made no representation, covenant or agreement as to whether there will be a public market for any of its securities. The Participant understands that he may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Corporation, exemptions from such registration and qualification requirements are available. The Participant understands that only the Corporation may file a registration statement with the SEC and that the Corporation is under no obligation to do so with respect to the Shares. The Participant has also been advised that exemptions from registration and qualification may not be available or may not permit the Participant to transfer all or any of the Shares in the amounts or at the times proposed by him. The Participant also agrees in connection with any registration of the Corporation's securities that, upon the request of the Corporation or the underwriters managing any public offering of the Corporation's securities, the Participant will not sell or otherwise dispose of any Shares (or any shares acquired pursuant to Section 22 herein) without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Corporation or the underwriters may specify.

(h) Tax Consequences. The Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant of the Option or the acquisition or disposition of the Shares and that the Participant has been advised that he should consult with his own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

9. Restrictions on Option and Shares.

(a) Other Agreements. As a condition to the issuance and delivery of the Shares, or the grant of any benefit pursuant to the terms of the Plan, the Corporation shall require the Participant or other person at any time and from time to time to become a party to this Agreement, the Stockholders' Agreement, other agreement(s) restricting the voting, transfer, purchase or repurchase of the Shares, and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other agreements imposing such restrictions as may be required by the Corporation. The Participant shall be subject to all voting, transfer, repurchase and/or other restrictions as are provided in the Stockholders' Agreement (including but in not way limited to the restrictions contained in Article 5 of the Stockholders' Agreement) and this Agreement, and, by entering into this Agreement, the Participant expressly acknowledges and agrees to be bound by such restrictions. The Participant's receipt of the Option, Shares of Common Stock issuable pursuant to the Option and/or any other benefit under the Plan or this Agreement shall be subject to the Participant's compliance with such restrictions. In addition, without in any way limiting the effect of the foregoing, the Participant shall be subject to the Repurchase Right provided in Section 9(b) herein.

(b) Corporation's Repurchase Rights. If the employment or service of the Participant with the Corporation or an Affiliate terminates for any reason (whether by the Corporation or the Participant, and whether voluntary or involuntary), the Corporation or its designee shall have the right (but not the obligation) to repurchase (the "Repurchase Right") any or all Shares, subject to such terms and conditions (including, but not limited to, determination of the repurchase price (the "Repurchase Price")) as may be stated in the Plan and this Agreement. In such event, the Repurchase Price, if any, paid by the Corporation or its designee shall be determined as follows: (i) if the employment or service of the Participant is terminated (A) by the Corporation other than for Cause or (B) by the Participant due to death, Disability, Retirement or termination by the Participant with the Administrator's consent, the Repurchase Price shall equal the Fair Market Value per share of Common Stock, multiplied by the number of the Shares being repurchased; (ii) if the Participant voluntarily terminates employment or service for non-Cause reasons other than death, Disability, Retirement or Cause and such termination is without the Administrator's consent and such termination occurs on or after the third anniversary of the Grant Date of the Option, the Repurchase Price shall equal one-half of the Fair Market Value per share of Common Stock, multiplied by the number of Shares being repurchased; and (iii) if (A) the employment or service of the Participant is terminated for Cause or (B) the Participant voluntarily terminates employment or service for non-Cause reasons other than death, Disability or Retirement and such termination is without the Administrator's consent and such termination occurs before the third anniversary of the Grant Date of the Option, then the Repurchase Price shall equal the lesser of one-half of the Fair Market Value per share or the original purchase price (that is, the Option Price) per share, multiplied by the number of Shares being repurchased. The Fair Market Value shall be determined by the Administrator as of the Participant's Termination Date or as of a date as soon as practicable preceding or following the Participant's Termination Date. The Administrator's determination of the Fair Market Value shall be final and conclusive. The Administrator has sole discretion to determine the basis of the Participant's termination. (Without in any way limiting the foregoing, if the Participant voluntarily terminates employment or service with the Administrator's consent but the Participant violates any non-competition agreement or other restrictive covenants applicable to him, such termination shall be deemed to be a termination without Administrator consent (unless the Administrator determines otherwise).) The Corporation's Repurchase Right described herein may, in the Corporation's discretion, be exercised by a designee or designees of the Corporation and, for the purposes of Section 9(b), references to the "Corporation" shall (unless the context otherwise requires) include its designee or designees. The Corporation may exercise its Repurchase Right under this Section 9(b) at any time during the 90-day period following the Participant's Termination Date by delivering written notice to the Participant or other holder of such Shares, or, if later, the end of the 90-day period following the last day on which the Option could be exercised pursuant to Section 4 or Section 5 herein. Such notice shall be accompanied by delivery of a certified or official bank check (or other consideration acceptable to the Corporation and the Participant or other holder) in the amount of the Repurchase Price; provided, however, that, the Administrator in its discretion may determine that the Repurchase Price shall be subject to any right of offset of the Corporation or other terms and conditions. In addition, the Corporation may delay payment of the Repurchase Price for such period as may be necessary to avoid adverse accounting consequences for the Corporation, to avoid violation of the terms of any financing agreement applicable to the Corporation or to avoid violation of any provisions of Applicable Law restricting distributions or the redemption of equity by the Corporation. Upon delivery of such notice and the payment of the Repurchase Price, the Corporation shall become the legal and beneficial owner of the Shares being purchased and all rights and interests therein or relating thereto. In the event that any Shares held by the Participant shall be transferred to another person or entity, the Corporation's Repurchase Right shall extend and apply to all Shares held by such transferee or transferees.

(c) Subsequent Transferees. The Repurchase Right restrictions described in Section 9(b) shall apply to any shares held by a transferee or transferees (collectively, the "Transferee"), which shares were issued to the Participant pursuant to the Plan and subsequently transferred to the Transferee. The Corporation shall be under no obligation to transfer or issue shares to such Transferee, and such Transferee shall have no rights with respect to any such shares, until the Transferee has agreed to be subject to the terms and conditions of the Plan (including, but not limited to, the provisions of Section 9 therein), this Agreement, the Stockholders' Agreement and any other applicable agreement. Any transfer or purported transfer made by a purchaser of shares under the Plan, except at the times and in the manner herein specified, will be null and void and the Corporation shall not recognize or give effect to such transfer on its books and records or recognize the person or persons to whom such proposed transfer has been made as the legal or beneficial holder of those shares.

(d) Expiration of Repurchase Right. The Repurchase Right described in Section 9(b) shall expire in the event that a "public market" (as defined in the Plan) for Common Stock (or successor securities) shall be deemed to exist.

(e) Compliance with Applicable Laws, Rules and Regulations. The Corporation may impose such restrictions on the Option, any Shares, any shares issued under Section 22 or other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, make any other distribution of benefits, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including, but not limited to, the requirements of the Securities Act). The Corporation will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or similar organization, and the Corporation will have no liability for any inability or failure to do so. The Corporation may cause a restrictive legend or legends to be placed on any certificate issued pursuant to the Shares in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

10. Changes in Duties and/or Status. The Participant acknowledges that, notwithstanding any terms of the Plan or this Agreement to the contrary, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of the Option or at any time thereafter, the effect, if any, on the Option (including, but not limited to, the vesting and/or exercisability of the Option) in the event of (i) a change in the Participant's duties or responsibilities, (ii) a change in the Participant's status as an Employee, including, but not limited to, a change from full-time to part-time, or vice versa, or (iii) other similar changes in the nature or scope of the Participant's employment. In addition, unless otherwise determined by the Administrator, for purposes of this Agreement, the Participant shall be considered to have terminated employment and to have ceased to be an Employee if his employer was an Affiliate at the time of grant and such employer ceases to be an Affiliate, even if the Participant continues to be employed by such employer.

11. Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws, and in accordance with applicable federal laws of the United States.

12. Amendment and Termination; Waiver. Subject to the terms of the Plan, the Administrator may amend, alter, suspend and/or terminate the Option, prospectively or retroactively, but such amendment, alteration, suspension or termination of the Option shall not, without the consent of the Participant (except as otherwise provided in the Plan or this Section 12), materially adversely affect the rights of the Participant with respect to the Option. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including, but in no way limited to, Code Section 409A, Code Section 422 and federal securities laws). The Administrator shall have unilateral authority to make adjustments to the terms and conditions of the Option in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles. The waiver by the Corporation of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

13. No Rights as a Stockholder. The Participant and his legal representatives, legatees, distributees or transferees shall not be deemed to be the holder of any Shares and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued to him or them (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Laws has been provided).

14. Withholding. The Participant acknowledges that the Corporation shall require the Participant or other person to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may, in its discretion, establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal or foreign income tax obligations relating to the Option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of the Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

15. Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement shall be final and binding.

16. Notices. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records, or if to the Corporation, at the Corporation's principal office.

17. Severability; Gender and Number. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

18. Notice of Disposition. To the extent that the Option is designated as an Incentive Option, if any Shares are disposed of within two years following the date of grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

19. Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Corporation may (subject to any Code Section 409A considerations) reduce the amount of any payment otherwise distributable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation or an Affiliate that is or becomes due and payable, and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.

20. Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

21. Forfeiture of Shares and/or Gain from Shares.

(a) Notwithstanding any other provision of this Agreement which may provide to the contrary (including, but not limited to, the Repurchase Right described in Section 9(b) and the rights of the Corporation in the event of the termination of the employment or service of the Participant for Cause, which rights are not reduced by the terms of this Section 21), if, at any time during the employment or service of the Participant or during the 12-month period following termination of employment or service for any reason (regardless of whether such termination was by the Corporation or the Participant, and whether voluntary or involuntary), the Participant engages in a Prohibited Activity (as defined herein), then (i) the Option shall immediately be terminated and forfeited in its entirety, (ii) any Shares shall immediately be forfeited and returned to the Corporation (without the payment by the Corporation of any consideration for such Shares), and the Participant shall cease to have any rights related thereto and shall cease to be recognized as the legal owner of such Shares, and (iii) any Gain (as defined herein) realized by the Participant with respect to any Shares shall immediately be paid by the Participant to the Corporation.

(b) For purposes of this Agreement, a "Prohibited Activity" shall mean (i) the Participant's solicitation or assisting any other person in so soliciting, directly or indirectly, of any customers, suppliers, vendors or other service providers to or of the Corporation or any Affiliate within the United States that the Participant learned confidential information about or had contact with through his employment or other service with the Corporation or an Affiliate for the purpose of inducing that customer, supplier, vendor or other service provider to terminate or alter his or its relationship with the Corporation or an Affiliate; (ii) the Participant's inducement, directly or indirectly, of any employees or consultants within the United States to terminate their employment with or service to the Corporation or an Affiliate; (iii) the Participant's violation of any non-competition, non-solicitation or confidentiality restrictions or other restrictive covenants applicable to the Participant; (iv) the Participant's violation of any of the Corporation's policies; (v) the Participant's violation of any material (as determined by the Administrator) federal, state or other law, rule or regulation; (vi) the Participant's disclosure or other misuse of any confidential information or material concerning the Corporation or an Affiliate (except as otherwise required by law or as agreed to by the parties herein); (vii) the Participant's dishonesty in a manner that negatively impacts the Corporation in any way; (viii) the Participant's refusal to perform his duties for the Corporation or an Affiliate; (ix) the Participant's engaging in fraudulent conduct; or (x) the Participant's engaging in any conduct that is or could be materially damaging to the Corporation or its Affiliates without a reasonable good faith belief that such conduct was in the best interest of the Corporation or any of its Affiliates. The Administrator shall have sole and absolute discretion to determine if a Prohibited Activity has occurred.

(c) For purposes of this Agreement, "Gain" shall mean, unless the Administrator determines otherwise, an amount equal to (i) the greater of (A) the Fair Market Value per Share of the Shares (or portion thereof) at the time of exercise or (B) the disposition price per Share of any Shares sold or disposed at the time of disposition (including but in no way limited to any Repurchase Price which may be paid by the Corporation to the Participant pursuant to Section 9(b) herein), multiplied by (ii) the number of the Shares sold or disposed of, minus (iii) the purchase price paid for the Shares (or portion thereof).

(d) Notwithstanding the provisions of this Section 21, the waiver by the Corporation in any one or more instances of any rights afforded to the Corporation pursuant to the terms of this Section 21 shall not be deemed to constitute a further or continuing waiver of any rights the Corporation may have pursuant to the terms of this Agreement or the Plan (including, but not limited to, the rights afforded the Corporation in this Section 21).

(e) The Corporation and the Participant hereby expressly agree that, notwithstanding the other provisions of this Section 21, if the Participant has entered into an employment agreement, consulting agreement or other agreement containing non-competition, non-solicitation, confidentiality or similar covenants, then the provisions contained in such agreement(s) with respect to the scope (e.g., duration, territory, or prohibited activity) of such restrictive covenants shall control (and thus prevail over Section 21(b)(i), Section 21(b)(ii) and Section 21(b)(iii) herein), unless the Administrator should determine otherwise. In any event, the Corporation shall retain the forfeiture and recoupment rights provided in Section 21(a) in the event of a violation of such restrictive covenants unless, and then only to the extent prohibited by, or restricted under, Applicable Laws.

(f) By accepting this Agreement, and without limiting the effect of Section 19 herein, the Participant consents to a deduction (to the extent permitted by Applicable Law) from any amounts the Corporation or an Affiliate may owe the Participant from time to time (including amounts owed to the Participant as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Participant by the Corporation or an Affiliate), to the extent of the amounts the Participant owes the Corporation pursuant to this Agreement, including, but not limited to, this Section 21. Whether or not the Corporation elects to make any set-off in whole or in part, if the Corporation does not recover by means of set-off the full amount owed by the Participant pursuant to this Agreement, the Participant agrees to immediately pay the unpaid balance to the Corporation. Further, by executing and returning this Agreement to the Corporation, the Participant acknowledges and agrees that (i) he has read the Plan and this Agreement in its entirety; (ii) he has had the opportunity to consult with legal counsel prior to execution of this Agreement; (iii) this Agreement is valid and binding upon, and enforceable against, the Participant in accordance with its terms, including, but not limited to, the restrictions contained in Section 21 herein; and (iv) the consideration for this Agreement is valuable and sufficient consideration.

22. Right to Future Stock or Other Securities.

(a) Right of First Offer. Subject to the terms and conditions of this Section 22 and applicable securities law, if the Corporation proposes to offer or sell any New Securities (as defined below) and either Acorn Energy, Inc. ("Acorn") or EnerTech Capital Partners III L.P. ("EnerTech") has the right to participate in the offer or sale of such New Securities (other than EnerTech's right to participate in the offer or sale of securities pursuant to the right of first offer granted under Article 4 of the Stockholders' Agreement), then the Corporation shall first offer such New Securities to the Participant. The Participant shall be entitled to purchase New Securities as described below. The right of first offer granted to the Participant pursuant to this Section 22 is referred to herein as the "ROFO," and any such New Securities purchased by Participant pursuant to this Section 22 shall be referred to as "ROFO Shares." The parties hereto expressly agree that the ROFO is granted to the Participant in order to clarify the Participant's rights in his capacity as a shareholder (or potential shareholder) and not for compensatory purposes.

(i) The Company shall give notice (the "Offer Notice") to the Participant, stating (A) its bona fide intention to offer such New Securities, (B) the number of such New Securities to be offered, and (C) the price (the "ROFO Purchase Price") and terms, if any, upon which it proposes to offer such New Securities.

(ii) By notification to the Company within twenty (20) days after the Offer Notice is given, the Participant may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Options and Common Stock then held, by such Participant bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all preferred stock, if any, and other Derivative Securities, as defined below). At the expiration of such twenty (20) day period, the Company shall promptly notify the Participant and each other participant of the Plan who holds this right (each, an "Eligible Participant") who elect to purchase or acquire all the shares available to them (each, a "Fully Exercising Investor") of any other Eligible Participant's failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which the Eligible Participants were entitled to subscribe but that were not subscribed for by the Eligible Participants which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of preferred stock, if any, and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the preferred stock, if any, and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 22(a)(ii) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 22(a)(ii).

(iii) The Company may, during the ninety (90) day period following the expiration of the periods provided in Section 22(a)(ii), offer and sell the remaining unsubscribed portion of such New Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the ROFO provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Eligible Participants in accordance with this Section 22.

(iv) The ROFO described in this Section 22 shall not be applicable to shares of Common Stock issued in an IPO.

(v) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 22, the Company may elect to give notice to the Eligible Participants within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price and terms of the New Securities. Each Eligible Participant shall have thirty (30) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Eligible Participants, maintain such Eligible Participant's percentage-ownership position, calculated as set forth in Section 22(a)(ii) before giving effect to the issuance of such New Securities. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Eligible Participants.

(b) Other Restrictions on ROFO Shares; Corporation's ROFO Repurchase Rights. Any and all ROFO Shares acquired by the Participant pursuant to this Section 22 shall, unless the Administrator determines otherwise (or as otherwise provided in this Section 22(b)), be subject to the other provisions of this Agreement applicable to the Shares issued or issuable pursuant to the Option. In addition, without in any way limiting the effect of the foregoing, the following provisions shall apply: In the event that the employment or service of the Participant with the Corporation or an Affiliate terminates for any reason (whether by the Corporation or the Participant, and whether voluntary or voluntary), the provisions of Section 9(b) regarding the Corporation's Repurchase Right shall also apply to the ROFO Shares (such Repurchase Right as it relates to the ROFO Shares being also referred to herein as the Corporation's "ROFO Repurchase Right"); provided, however, that, in such event, the term "Option Price" shall be replaced by the term "ROFO Purchase Price" (as defined in Section 22(a)(i) herein), and, regardless of the basis of the Participant's termination, in no event shall the ROFO Repurchase Price be less than the ROFO Purchase Price. Further, in the event that the Participant engages in a "Prohibited Activity" as defined in Section 21(b) such that the rights of the Corporation provided in Section 21(a) apply, references in Section 21 to the "Shares" shall include the ROFO Shares. In such event, notwithstanding the other provisions of Section 21(a)(ii), the Corporation shall be required to pay the Participant the ROFO Purchase Price for such ROFO Shares as a condition to the Participant's forfeiture of the ROFO Shares and rights related thereto.

(c) Subsequent Transferees. The ROFO Repurchase Right restrictions described in Section 22(b) shall apply to any ROFO Shares held by a transferee or transferees (collectively, the "ROFO Shares Transferee"), which shares were issued to the Participant pursuant to this Section 22 and subsequently transferred to the ROFO Shares Transferee. The Corporation shall be under no obligation to transfer or issue shares to such ROFO Shares Transferee, and such ROFO Shares Transferee shall have no rights with respect to any such shares, until the ROFO Shares Transferee has agreed to be subject to the terms and conditions of the Plan (including, but not limited to, the provisions of Section 22 therein), this Agreement, the Stockholders' Agreement and any other applicable agreement. Any transfer or purported transfer made by a purchaser of shares issued under this Section 22, except at the times and in the manner herein specified, will be null and void and the Corporation shall not recognize or give effect to such transfer on its books and records or recognize the person or persons to whom such proposed transfer has been made as the legal or beneficial holder of those shares.

(d) Survival and Termination of ROFO and ROFO Repurchase Right. The Participant's ROFO described in Section 22(a) and the Corporation's ROFO Repurchase Right described in Section 22(b) shall continue not withstanding the earlier termination of the Option and/or this Agreement. In such event, the ROFO Repurchase Price (as defined in Section 22(b)) shall continue to be determined as provided in Section 22(b), notwithstanding the termination of the Option or the Agreement. The ROFO and the ROFO Repurchase right shall terminate and be of no further force or effect (i) immediately before the consummation of an IPO or (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, whichever event occurs first.

(e) Definitions.

(i) "Derivative Securities" means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

(ii) "New Securities" means, collectively, equity securities of the Corporation, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, other than any such securities issued for compensatory purposes to employees or consultants of the Corporation.

[Signature Page To Follow]

IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Participant effective as of the day and year first above written.

COALOGIX INC.

By:
Printed Name:
Title:

Attest:

Secretary
[Corporate Seal]

PARTICIPANT

By:
Printed Name:

COALOGIX INC.
2008 STOCK OPTION PLAN

Stock Option Agreement
(Senior Officers)

SCHEDULE A

Date Option Granted:	, 20
Date Option Expires:	, 20
Number of Shares Subject to Option:	shares
Option Price (per Share):	$
Type of Option:	___X____ Incentive Option
_______ Nonqualified Option

Vesting Schedule:

(a) The Option shall become vested and exercisable with respect to 25% of the Shares subject to the Option on     , 20         , subject to the continued employment of the Participant and the terms of the Plan and this Agreement.

(b) The Option shall become vested and exercisable in 6.25% installments per quarter commencing on     , 20          , so that the Option shall become vested and exercisable with respect to an aggregate of 50% of the Shares subject to the Option on     , 20        , 75% of the Shares subject to the Option on November 7, 2010, and 100% of the Shares subject to the Option on     ,20        , in each case subject to the continued employment of the Participant and the terms of the Plan and this Agreement.

 Option No. _____
COALOGIX INC.
2008 STOCK OPTION PLAN

Stock Option Agreement
(Non-Senior Officer Employees)

Name of Participant:
Grant Date:	_______, 20__
Number of Shares Subject to Option:
Option Price:	$_____
Type of Option:	Incentive Option
Date Vesting Begins:	_______, 20__
Expiration Date:	_______, 20__

THIS AGREEMENT (together with Schedule A attached hereto, this "Agreement"), made effective as of the __th day of _____, 20__ (the "Grant Date"), by and between CoaLogix Inc., a Delaware corporation (the "Corporation"), and    , an Employee of the Corporation or an Affiliate (the "Participant").

RECITALS:

In furtherance of the purposes of the CoaLogix Inc. 2008 Stock Option Plan, as amended and restated effective July 29, 2008 and as it may be hereafter further amended and/or restated (the "Plan"), and in consideration of the services of the Participant and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Participant hereby agree as follows:

23. Incorporation of Plan. The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which is delivered herewith or has been previously provided to the Participant and the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in this Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

24. Grant of Option; Term of Option. The Corporation hereby grants to the Participant, pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the "Option") to purchase all or any part of an aggregate of      shares (the "Shares") of Common Stock, at a purchase price (the "Option Price") of ___________________ ($_____) per Share. The Option shall be designated as an Incentive Option. To the extent that the Option is designated as an Incentive Option and such Option does not qualify as an Incentive Option, the Option (or portion thereof) shall be treated as a Nonqualified Option. Except as otherwise provided in the Plan, the Option will expire if not exercised in full before _____, 20__ (the "Expiration Date") (such term commencing with the Grant Date and ending on the Expiration Date being referred to as the "Option Period").

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25. Exercise of Option. The Option shall become exercisable on the date or dates and subject to such conditions set forth in the Plan, this Agreement and Schedule A, which is attached hereto and expressly made a part of this Agreement. To the extent that the Option is exercisable but is not exercised, the Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to the Expiration Date, subject to the terms of the Plan and this Agreement. Upon the exercise of an Option in whole or in part, payment of the Option Price in accordance with the provisions of the Plan and this Agreement, and satisfaction of such other conditions as may be established by the Administrator, the Corporation shall promptly deliver to the Participant a certificate or certificates for the Shares purchased (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Laws). Payment of the Option Price shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made (a) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant; (b) by shares of Common Stock withheld upon exercise but only if and to the extent that payment by such method does not result in accounting consequences deemed unacceptable to the Administrator; (c) with respect only to purchases upon exercise of the Option after a Public Market for Common Stock exists (as determined under the Plan), by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price; (d) by such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or (e) by any combination of the foregoing methods. Shares delivered or withheld in payment of the Option Price shall be valued at their Fair Market Value on the date of exercise in accordance with Plan terms.

26. Termination of Employment. The Option shall not be exercised unless the Participant is, at the time of exercise, an Employee and has been an Employee continuously since the date the Option was granted, subject to the following:

(a) The employment relationship of the Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of the Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have authority to determine whether the Participant has incurred a Disability, and, if applicable, the Participant's Termination Date for any reason.

(b) If the employment of the Participant terminates because of death or Disability, the Option may be exercised only to the extent vested and exercisable on the Participant's Termination Date, and the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (i) the close of the period of six months next succeeding the Termination Date; or (ii) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(c) If the employment of the Participant terminates for any reason other than Disability, death or Cause, the Option may be exercised only to the extent vested and exercisable on the Termination Date, and the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (i) the close of the period of 45 days next succeeding the Termination Date; or (ii) the close of the Option Period. In the event of the Participant's death, the Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

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(d) If the employment of the Participant terminates for Cause, his Option shall lapse and no longer be exercisable as of the Termination Date, as determined by the Administrator. For the purposes of this Agreement, "Cause" shall mean one or more of following acts by a Participant: (i) such Participant's breach of (A) any material provision of such Participant's employment agreement, or (B) any stockholders, confidentiality or noncompetition agreement with the Corporation or any Subsidiary; (ii) any intentional act or intentional omission by such Participant that causes, or is likely to cause, material harm to the Corporation or any Subsidiary or its business reputation; (iii) such Participant's dishonesty, fraud, gross negligence or willful misconduct related to Participant's performance of his or her duties to the Corporation or any Subsidiary; (iv) such Participant's conviction of, or such Participant's entry of a plea of guilty or no contest to, a felony (other than for motor vehicle offenses the effect of which do not materially impair a Participant's performance of his or her duties), or such Participant's arrest or indictment for a felony or crime of moral turpitude (other than for motor vehicle offenses the effect of which do not materially impair a Participant's performance of his or her duties) related to Participant's performance of his or her duties; (v) such Participant's repeated use of drugs or alcohol that in the reasonable determination of the Board interferes with the performance by the Participant of his or her duties and that is not cured within forty-five (45) days by the Participant taking action reasonably requested by the Board in writing to address the issue; and (vi) such Participant's willful and continued failure (A) to follow the direction (consistent with such Participant's duties) of the President and Chief Executive Officer of the Corporation, the Board or any other Participant to whom such Participant reports, (B) to perform substantially his or her duties to the Corporation or any Subsidiary or (C) to follow the written policies, procedures and rules of the Corporation or any Subsidiary for which such Participant works, in each case if such failure is not cured within ten (10) days after a written demand is delivered to such Participant by the Board or the President of either the Corporation or the Subsidiary for which such Participant works that specifically identifies the manner in which the Board believes that such Participant has not met his or her obligations hereunder; provided, however, that for purposes of this clause (vi), no act or failure to act on the part of a Participant shall be considered "willful" unless it is done or omitted to be done by such Participant in bad faith or without reasonable belief that such Participant's action or omission was in the best interests of the Corporation. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done or omitted to be done by such Participant in good faith and in the best interest of the Corporation. The termination of employment of a Participant shall not be deemed to be for "Cause" unless the Participant is notified prior to such termination of employment that such termination is for Cause. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Option, a Participant's employment or service shall be deemed to have terminated for Cause if, after the Participant's employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

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(e) No Right or Obligation of Continued Employment or Service. Neither the Plan, the grant of the Option nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan or this Agreement or as may be determined by the Administrator, all rights of the Participant with respect to the Option shall terminate upon the termination of the Participant's employment or service.

27. Nontransferability of Option. To the extent that the Option is designated as an Incentive Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws or intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. To the extent that the Option is designated as a Nonqualified Option, the Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentences, the Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer. The Shares shall be subject to such rights of first refusal, repurchase rights and/or other transfer restrictions as are stated in this Agreement, the Plan, any Stockholders' Agreement and/or any other agreement between the Participant and the Corporation.

28. Superseding Agreement; Binding Effect. This Agreement supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Option, any other equity-based awards or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns. This Agreement does not supersede or amend any Stockholders' Agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, employment agreement, consulting agreement or any other similar agreement between the Participant and the Corporation, including, but not limited to, any restrictive covenants contained in such agreements, except that, unless the Administrator determines otherwise, the terms of the Plan and this Agreement shall control with respect to the terms of the Option or any related rights.

29. Representations and Warranties of Participant. The Participant represents and warrants to the Corporation that:

(a) Agrees to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan, this Agreement and the Stockholders' Agreement, and agrees to be bound by their terms and conditions.

(b) Purchase for Own Account for Investment. Any Shares acquired shall be acquired for the Participant's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. The Participant has no present intention of selling or otherwise disposing of all or any portion of the Shares.

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(c) Access to Information. The Participant has had access to all information regarding the Corporation and its present and prospective business, assets, liabilities and financial condition that the Participant reasonably considers important in making a decision to acquire the Shares, and the Participant has had ample opportunity to ask questions of, and to receive answers from, the Corporation's representatives concerning such matters and this investment.

(d) Understanding of Risks. The Participant is fully aware of: (i) the speculative nature of, and the financial hazards involved in, an investment in the Shares; (ii) the lack of liquidity of the Shares and the restrictions on the transferability of the Shares; (iii) the qualifications and backgrounds of the management of the Corporation; and (iv) the tax consequences of an investment in the Shares. The Participant is capable of evaluating the merits and risks of this investment, has the ability to protect his own interests in this transaction and is financially capable of bearing a total loss on his investment.

(e) No General Solicitation. At no time was the Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale or purchase of the Shares.

(f) Compliance with Securities Laws. The Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and, notwithstanding any other provision of this Agreement or the Plan to the contrary, the right to acquire any Shares is expressly conditioned upon compliance with all applicable federal and state securities laws. The Participant agrees to cooperate with the Corporation to ensure compliance with such laws.

(g) No Transfer Unless Registered or Exempt. None of the Corporation's securities is presently publicly traded, and the Corporation has made no representation, covenant or agreement as to whether there will be a public market for any of its securities. The Participant understands that he may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Corporation, exemptions from such registration and qualification requirements are available. The Participant understands that only the Corporation may file a registration statement with the SEC and that the Corporation is under no obligation to do so with respect to the Shares. The Participant has also been advised that exemptions from registration and qualification may not be available or may not permit the Participant to transfer all or any of the Shares in the amounts or at the times proposed by him. The Participant also agrees in connection with any registration of the Corporation's securities that, upon the request of the Corporation or the underwriters managing any public offering of the Corporation's securities, the Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Corporation or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Corporation or the underwriters may specify.

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(h) Tax Consequences. The Corporation has made no warranties or representations to the Participant with respect to the tax consequences (including, but not limited to, income tax consequences) related to the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Corporation or its representatives for an assessment of such tax consequences. The Participant acknowledges that there may be adverse tax consequences upon the grant of the Option or the acquisition or disposition of the Shares and that the Participant has been advised that he should consult with his own attorney, accountant and/or tax advisor regarding the decision to enter into this Agreement and the consequences thereof. The Participant also acknowledges that the Corporation has no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for the Participant.

30. Restrictions on Option and Shares.

(a) Other Agreements. As a condition to the issuance and delivery of the Shares, or the grant of any benefit pursuant to the terms of the Plan, the Corporation shall require the Participant or other person at any time and from time to time to become a party to this Agreement, the Stockholders' Agreement, other agreement(s) restricting the voting, transfer, purchase or repurchase of the Shares, and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other agreements imposing such restrictions as may be required by the Corporation. The Participant shall be subject to all voting, transfer, repurchase and/or other restrictions as are provided in the Stockholders' Agreement (including but in not way limited to the restrictions contained in Article 5 of the Stockholders' Agreement) and this Agreement, and, by entering into this Agreement, the Participant expressly acknowledges and agrees to be bound by such restrictions. The Participant's receipt of the Option, Shares of Common Stock issuable pursuant to the Option and/or any other benefit under the Plan or this Agreement shall be subject to the Participant's compliance with such restrictions. In addition, without in any way limiting the effect of the foregoing, the Participant shall be subject to the Repurchase Right provided in Section 8(b) herein.

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(b) Corporation's Repurchase Rights. If the employment or service of the Participant with the Corporation or an Affiliate terminates for any reason (whether by the Corporation or the Participant, and whether voluntary or involuntary), the Corporation or its designee shall have the right (but not the obligation) to repurchase (the "Repurchase Right") any or all Shares, subject to such terms and conditions (including, but not limited to, determination of the repurchase price (the "Repurchase Price")) as may be stated in the Plan and this Agreement. In such event, the Repurchase Price, if any, paid by the Corporation or its designee shall be determined as follows: (i) if the employment or service of the Participant is terminated (A) by the Corporation other than for Cause or (B) by the Participant due to death, Disability, Retirement or termination by the Participant with the Administrator's consent, the Repurchase Price shall equal the Fair Market Value per share of Common Stock, multiplied by the number of the Shares being repurchased; (ii) if the Participant voluntarily terminates employment or service for non-Cause reasons other than death, Disability, Retirement or Cause and such termination is without the Administrator's consent and such termination occurs on or after the third anniversary of the Grant Date of the Option, the Repurchase Price shall equal one-half of the Fair Market Value per share of Common Stock, multiplied by the number of Shares being repurchased; and (iii) if (A) the employment or service of the Participant is terminated for Cause or (B) the Participant voluntarily terminates employment or service for non-Cause reasons other than death, Disability or Retirement and such termination is without the Administrator's consent and such termination occurs before the third anniversary of the Grant Date of the Option, then the Repurchase Price shall equal the lesser of one-half of the Fair Market Value per share or the original purchase price (that is, the Option Price) per share, multiplied by the number of Shares being repurchased. The Fair Market Value shall be determined by the Administrator as of the Participant's Termination Date or as of a date as soon as practicable preceding or following the Participant's Termination Date. The Administrator's determination of the Fair Market Value shall be final and conclusive. The Administrator has sole discretion to determine the basis of the Participant's termination. (Without in any way limiting the foregoing, if the Participant voluntarily terminates employment or service with the Administrator's consent but the Participant violates any non-competition agreement or other restrictive covenants applicable to him, such termination shall be deemed to be a termination without Administrator consent (unless the Administrator determines otherwise).) The Corporation's Repurchase Right described herein may, in the Corporation's discretion, be exercised by a designee or designees of the Corporation and, for the purposes of Section 8(b), references to the "Corporation" shall (unless the context otherwise requires) include its designee or designees. The Corporation may exercise its Repurchase Right under this Section 8(b) at any time during the 90-day period following the Participant's Termination Date by delivering written notice to the Participant or other holder of such Shares, or, if later, the end of the 90-day period following the last day on which the Option could be exercised pursuant to Section 4 herein. Such notice shall be accompanied by delivery of a certified or official bank check (or other consideration acceptable to the Corporation and the Participant or other holder) in the amount of the Repurchase Price; provided, however, that, the Administrator in its discretion may determine that the Repurchase Price shall be subject to any right of offset of the Corporation or other terms and conditions. In addition, the Corporation may delay payment of the Repurchase Price for such period as may be necessary to avoid adverse accounting consequences for the Corporation, to avoid violation of the terms of any financing agreement applicable to the Corporation or to avoid violation of any provisions of Applicable Law restricting distributions or the redemption of equity by the Corporation. Upon delivery of such notice and the payment of the Repurchase Price, the Corporation shall become the legal and beneficial owner of the Shares being purchased and all rights and interests therein or relating thereto. In the event that any Shares held by the Participant shall be transferred to another person or entity, the Corporation's Repurchase Right shall extend and apply to all Shares held by such transferee or transferees.

(c) Subsequent Transferees. The Repurchase Right restrictions described in Section 8(b) shall apply to any shares held by a transferee or transferees (collectively, the "Transferee"), which shares were issued to the Participant pursuant to the Plan and subsequently transferred to the Transferee. The Corporation shall be under no obligation to transfer or issue shares to such Transferee, and such Transferee shall have no rights with respect to any such shares, until the Transferee has agreed to be subject to the terms and conditions of the Plan (including, but not limited to, the provisions of Section 8 therein), this Agreement, the Stockholders' Agreement and any other applicable agreement. Any transfer or purported transfer made by a purchaser of shares under the Plan, except at the times and in the manner herein specified, will be null and void and the Corporation shall not recognize or give effect to such transfer on its books and records or recognize the person or persons to whom such proposed transfer has been made as the legal or beneficial holder of those shares.

(d) Expiration of Repurchase Right. The Repurchase Right described in Section 8(b) shall expire in the event that a "public market" (as defined in the Plan) for Common Stock (or successor securities) shall be deemed to exist.

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(e) Compliance with Applicable Laws, Rules and Regulations. The Corporation may impose such restrictions on the Option, any Shares or other benefits underlying the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other provision in the Plan or this Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, make any other distribution of benefits, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including, but not limited to, the requirements of the Securities Act). The Corporation will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or similar organization, and the Corporation will have no liability for any inability or failure to do so. The Corporation may cause a restrictive legend or legends to be placed on any certificate issued pursuant to the Shares in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

31. Changes in Duties and/or Status. The Participant acknowledges that, notwithstanding any terms of the Plan or this Agreement to the contrary, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of the Option or at any time thereafter, the effect, if any, on the Option (including, but not limited to, the vesting and/or exercisability of the Option) in the event of (i) a change in the Participant's duties or responsibilities, (ii) a change in the Participant's status as an Employee, including, but not limited to, a change from full-time to part-time, or vice versa, or (iii) other similar changes in the nature or scope of the Participant's employment. In addition, unless otherwise determined by the Administrator, for purposes of this Agreement, the Participant shall be considered to have terminated employment and to have ceased to be an Employee if his employer was an Affiliate at the time of grant and such employer ceases to be an Affiliate, even if the Participant continues to be employed by such employer.

32. Governing Law. Except as otherwise provided in the Plan or herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws, and in accordance with applicable federal laws of the United States.

33. Amendment and Termination; Waiver. Subject to the terms of the Plan, the Administrator may amend, alter, suspend and/or terminate the Option, prospectively or retroactively, but such amendment, alteration, suspension or termination of the Option shall not, without the consent of the Participant (except as otherwise provided in the Plan or this Section 11), materially adversely affect the rights of the Participant with respect to the Option. Notwithstanding the foregoing, the Administrator shall have unilateral authority to amend the Plan and this Agreement (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including, but in no way limited to, Code Section 409A, Code Section 422 and federal securities laws). The Administrator shall have unilateral authority to make adjustments to the terms and conditions of the Option in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles. The waiver by the Corporation of a breach of any provision of this Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

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34. No Rights as a Stockholder. The Participant and his legal representatives, legatees, distributees or transferees shall not be deemed to be the holder of any Shares and shall not have any rights of a stockholder unless and until certificates for such Shares have been issued to him or them (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Laws has been provided).

35. Withholding. The Participant acknowledges that the Corporation shall require the Participant or other person to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option and delivery of the Shares, to satisfy such obligations. Notwithstanding the foregoing, the Administrator may, in its discretion, establish procedures to permit the Participant to satisfy such obligations in whole or in part, and any other local, state, federal or foreign income tax obligations relating to the Option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the Shares to which the Participant is entitled. The number of the Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

36. Administration. The authority to construe and interpret this Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of this Agreement by the Administrator and any decision made by it with respect to this Agreement shall be final and binding.

37. Notices. Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records, or if to the Corporation, at the Corporation's principal office.

38. Severability; Gender and Number. If any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

39. Notice of Disposition. To the extent that the Option is designated as an Incentive Option, if any Shares are disposed of within two years following the date of grant or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

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40. Right of Offset. Notwithstanding any other provision of the Plan or this Agreement, the Corporation may (subject to any Code Section 409A considerations) reduce the amount of any payment otherwise distributable to or on behalf of the Participant by the amount of any obligation of the Participant to the Corporation or an Affiliate that is or becomes due and payable, and, by entering into this Agreement, the Participant shall be deemed to have consented to such reduction.

41. Counterparts; Further Instruments. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

42. Forfeiture of Shares and/or Gain from Shares.

(a) Notwithstanding any other provision of this Agreement which may provide to the contrary (including, but not limited to, the Repurchase Right described in Section 8(b) and the rights of the Corporation in the event of the termination of the employment or service of the Participant for Cause, which rights are not reduced by the terms of this Section 20), if, at any time during the employment or service of the Participant or during the 12-month period following termination of employment or service for any reason (regardless of whether such termination was by the Corporation or the Participant, and whether voluntary or involuntary), the Participant engages in a Prohibited Activity (as defined herein), then (i) the Option shall immediately be terminated and forfeited in its entirety, (ii) any Shares shall immediately be forfeited and returned to the Corporation (without the payment by the Corporation of any consideration for such Shares), and the Participant shall cease to have any rights related thereto and shall cease to be recognized as the legal owner of such Shares, and (iii) any Gain (as defined herein) realized by the Participant with respect to any Shares shall immediately be paid by the Participant to the Corporation.

(b) For purposes of this Agreement, a "Prohibited Activity" shall mean (i) the Participant's solicitation or assisting any other person in so soliciting, directly or indirectly, of any customers, suppliers, vendors or other service providers to or of the Corporation or any Affiliate within the United States that the Participant learned confidential information about or had contact with through his employment or other service with the Corporation or an Affiliate for the purpose of inducing that customer, supplier, vendor or other service provider to terminate or alter his or its relationship with the Corporation or an Affiliate; (ii) the Participant's inducement, directly or indirectly, of any employees or consultants within the United States to terminate their employment with or service to the Corporation or an Affiliate; (iii) the Participant's violation of any non-competition, non-solicitation or confidentiality restrictions or other restrictive covenants applicable to the Participant; (iv) the Participant's violation of any of the Corporation's policies; (v) the Participant's violation of any material (as determined by the Administrator) federal, state or other law, rule or regulation; (vi) the Participant's disclosure or other misuse of any confidential information or material concerning the Corporation or an Affiliate (except as otherwise required by law or as agreed to by the parties herein); (vii) the Participant's dishonesty in a manner that negatively impacts the Corporation in any way; (viii) the Participant's refusal to perform his duties for the Corporation or an Affiliate; (ix) the Participant's engaging in fraudulent conduct; or (x) the Participant's engaging in any conduct that is or could be materially damaging to the Corporation or its Affiliates without a reasonable good faith belief that such conduct was in the best interest of the Corporation or any of its Affiliates. The Administrator shall have sole and absolute discretion to determine if a Prohibited Activity has occurred.

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(c) For purposes of this Agreement, "Gain" shall mean, unless the Administrator determines otherwise, an amount equal to (i) the greater of (A) the Fair Market Value per Share of the Shares (or portion thereof) at the time of exercise or (B) the disposition price per Share of any Shares sold or disposed at the time of disposition (including but in no way limited to any Repurchase Price which may be paid by the Corporation to the Participant pursuant to Section 8(b) herein), multiplied by (ii) the number of the Shares sold or disposed of, minus (iii) the purchase price paid for the Shares (or portion thereof).

(d) Notwithstanding the provisions of this Section 20, the waiver by the Corporation in any one or more instances of any rights afforded to the Corporation pursuant to the terms of this Section 20 shall not be deemed to constitute a further or continuing waiver of any rights the Corporation may have pursuant to the terms of this Agreement or the Plan (including, but not limited to, the rights afforded the Corporation in this Section 20).

(e) The Corporation and the Participant hereby expressly agree that, notwithstanding the other provisions of this Section 20, if the Participant has entered into an employment agreement, consulting agreement or other agreement containing non-competition, non-solicitation, confidentiality or similar covenants, then the provisions contained in such agreement(s) with respect to the scope (e.g., duration, territory, or prohibited activity) of such restrictive covenants shall control (and thus prevail over Section 20(b)(i), Section 20(b)(ii) and Section 20(b)(iii) herein), unless the Administrator should determine otherwise. In any event, the Corporation shall retain the forfeiture and recoupment rights provided in Section 20(a) in the event of a violation of such restrictive covenants unless, and then only to the extent prohibited by, or restricted under, Applicable Laws.

(f) By accepting this Agreement, and without limiting the effect of Section 18 herein, the Participant consents to a deduction (to the extent permitted by Applicable Law) from any amounts the Corporation or an Affiliate may owe the Participant from time to time (including amounts owed to the Participant as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Participant by the Corporation or an Affiliate), to the extent of the amounts the Participant owes the Corporation pursuant to this Agreement, including, but not limited to, this Section 20. Whether or not the Corporation elects to make any set-off in whole or in part, if the Corporation does not recover by means of set-off the full amount owed by the Participant pursuant to this Agreement, the Participant agrees to immediately pay the unpaid balance to the Corporation. Further, by executing and returning this Agreement to the Corporation, the Participant acknowledges and agrees that (i) he has read the Plan and this Agreement in its entirety; (ii) he has had the opportunity to consult with legal counsel prior to execution of this Agreement; (iii) this Agreement is valid and binding upon, and enforceable against, the Participant in accordance with its terms, including, but not limited to, the restrictions contained in Section 20 herein; and (iv) the consideration for this Agreement is valuable and sufficient consideration.

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IN WITNESS WHEREOF, this Agreement has been executed in behalf of the Corporation and by the Participant effective as of the day and year first above written.

COALOGIX INC.

By:
Printed Name:
Title:

Attest:

Secretary
[Corporate Seal]

PARTICIPANT

By:
Printed Name:

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COALOGIX INC.
2008 STOCK OPTION PLAN

Stock Option Agreement
(Non-Senior Officer Employees)

SCHEDULE A

Date Option Granted:	_____, 20__
Date Option Expires:	_____, 20__
Number of Shares Subject to Option:	_____shares
Option Price (per Share):	$_____
Type of Option:	____X____ Incentive Option
__________Nonqualified Option

Vesting Schedule:

(a) The Option shall become vested and exercisable with respect to 25% of the Shares subject to the Option on _____, 20__, subject to the continued employment of the Participant and the terms of the Plan and this Agreement.

(b) The Option shall become vested and exercisable in 6.25% installments per quarter commencing on _____, 20__, so that the Option shall become vested and exercisable with respect to an aggregate of 50% of the Shares subject to the Option on _____, 20__, 75% of the Shares subject to the Option on _____, 20__, and 100% of the Shares subject to the Option on _____, 20__, in each case subject to the continued employment of the Participant and the terms of the Plan and this Agreement.

A-1